ING Funds Trust

ING Intermediate Bond Fund (“Fund”)

Supplement dated August 18, 2008

to the Class A, Class B and Class C Prospectus, Class I,

Class Q and Class W Prospectus, Class O Prospectus

and Class R Prospectus

each dated July 31, 2008

Effective July 31, 2008, the Board of Trustees for ING Funds Trust approved changes in the principal investment strategies of the Fund as follows:

1)            The third paragraph of the section entitled “ING Intermediate Bond Fund – Principal Investment Strategies” found on page 8 of the Class A, Class B and Class C Prospectus and Class I, Class Q and Class W Prospectus, page 4 of the Class O Prospectus and page 2 of the Class R Prospectus is deleted in its entirety and replaced with the following:

The Fund may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt securities of foreign issuers; securities denominated in foreign currencies; foreign currencies; mortgage- and asset-backed securities; and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies.

The Fund may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING Funds Trust

ING High Yield Bond Fund

ING Intermediate Bond Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 18, 2008

to the Class A, Class B, Class C, Class I,

Class O, Class Q, Class R and Class W

Statement of Additional Information (“SAI”)

dated July 31, 2008

On July 31, 2008, the Board of Trustees for ING Funds Trust approved changes in the investment strategies of the Funds effective July 31, 2008 as follows:

1)            Footnote four to the investment techniques table on page 6 of the SAI is hereby deleted in its entirety and replaced with the following:

High Yield Bond Fund may invest up to 15% of net assets in synthetic securities and other illiquid securities.  Intermediate Bond Fund may invest up to 15% of net assets in synthetic securities and other illiquid securities and may only invest in synthetic securities of companies with corporate debt rated “A” or higher.

2)            Footnote fifteen to the investment techniques table on page 7 of the SAI is hereby deleted in its entirety and replaced with the following:

GNMA Income Fund may not purchase or sell options if more than 25% of its total assets would be hedged.  The Fund may write covered call options and secured put options on up to 25% of its total assets to seek to generate income or lock in gains.

3)            Footnote sixteen to the investment techniques table on page 7 of the SAI is hereby deleted in its entirety.

4)            Footnote nineteen to the investment techniques table on page 7 of the SAI is hereby deleted in its entirety and replaced with the following:

High Yield Bond Fund and Intermediate Bond Fund will purchase and write put and call options on stock index options only for hedging purposes and only if a secondary market exists on an exchange or over-the-counter.  Each Fund may invest in currency and interest rate options for non-hedging purposes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE